Balance Sheet Details	3 Months Ended
Dec. 31, 2012
Balance Sheet Details
Balance Sheet Details

Note 3—Balance sheet details

The components of accounts receivable are as follows (in thousands):

	December 31, 2012	September 30, 2012

Trade and other receivables	$19,701	$17,543
Long-term contracts:
Billed	84,961	91,132
Unbilled	276,520	264,555
Allowance for doubtful accounts	(421)	(463)

Total accounts receivable	380,761	372,767
Less estimated amounts not currently due	(21,460)	(22,070)

Current accounts receivable	$359,301	$350,697

The amount classified as not currently due is an estimate of the amount of long-term contract accounts receivable that will not be collected within one year from December 31, 2012 under transportation systems contracts in the U.S. and Australia. The non-current balance at September 30, 2012 represented non-current amounts due from customers under transportation systems contracts in the same locations.

Inventories consist of the following (in thousands):

	December 31, 2012	September 30, 2012

Work in process and inventoried costs under long-term contracts	$85,411	$78,796
Customer advances	(33,086)	(27,288)
Raw material and purchased parts	770	858

Net inventories	$53,095	$52,366

At December 31, 2012, work in process and inventoried costs under long-term contracts includes approximately $2.5 million in costs incurred outside the scope of work or in advance of a contract award, compared to $1.9 million at September 30, 2012. We believe it is probable that we will recover these costs, plus a profit margin, under contract change orders or awards within the next year.

Long-term capitalized contract costs include costs incurred on a contract to develop and manufacture a transportation fare system for a customer for which revenue will not begin to be recognized until the system has been delivered.